Exhibit 10
PLEDGE AGREEMENT
          This PLEDGE AGREEMENT is made as of November 21st, 2008, by and between JOHN D. DOHERTY (the “Pledgor”), and JOSEPH R. DOHERTY (the “Pledgee”).
          WHEREAS, contemporaneously herewith, the Pledgor has entered into a Promissory Note for the benefit of the Pledgee (the “Promissory Note”);
          WHEREAS, the Pledgor is the direct legal and beneficial owner of the securities described on Annex A hereto; and
          WHEREAS, the Pledgor wishes to grant pledges and security interests in favor of the Pledgee, as herein provided, to secure the obligations of the Pledgor to the Pledgee under the Promissory Note;
          NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
          1. Pledge. As security for the due and punctual payment and performance of the Obligations described in Section 2 below, the Pledgor hereby pledges to the Pledgee the securities listed in Exhibit A hereto (the “Pledged Securities”), and the Pledgor hereby grants to the Pledgee a security interest in and a lien on all of such Pledged Securities. The term “Pledged Securities” as used in this Agreement shall include, in addition to the aforesaid securities, any other securities which may from time to time be delivered hereunder as security for the Obligations (as defined below).
          2. Obligations. The Pledged Securities pledged by the Pledgor shall secure any and all obligations of the Pledgors under the Promissory Note (the “Obligations”).
          3. Voting Rights of Pledgors. Provided that there exists no Event of Default (as hereinafter defined) and so long as the Pledgor shall be the record owner of the Pledged Securities listed opposite his name, the Pledgor shall be entitled, to the extent permitted by applicable law, to exercise voting power with respect to the Pledged Securities. Upon the occurrence of an Event of Default which is continuing, the Pledgee shall have those rights specified in Section 5.
          4. Distribution. Upon the dissolution, winding up, liquidation or reorganization of any corporation or other entity which issued the Pledged Securities, whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors or otherwise, any sum to be paid or any property to be distributed upon or with respect to any of the Pledged Securities shall be paid over to the Pledgee to be held by him as collateral security for the Obligations.

          5. Default. If any one or more of the following events (herein referred to as “Events of Default”) shall occur, unless such Event of Default shall have been cured within the applicable time period, or have been waived in writing by the Pledgee, then the Pledgee shall be entitled to exercise any and all rights and remedies of a secured party under the Uniform Commercial Code. An Event of Default shall occur if:
               (a) Default shall be made in the due performance or observance of any provision of this Agreement and such default shall continue for a period of fifteen (15) days after written notice thereof shall have been received by the Pledgor from the Pledgee; or
               (b) Any of the Obligations shall have become due by demand, acceleration, maturity or otherwise and such Obligations have not been paid in full.
          To the extent permitted by law with the agreement of the Pledgor, any sale or other disposition by the Pledgee may be by public or private proceedings and may be made by one or more contracts, as a unit or in parcels, at such time and place, by such method, in such manner and on such terms as the Pledgee may determine. Except as required by law, such sale or other disposition may be made without advertisement or notice of any kind to any third party or third person. The Pledgee will, however, notify the Pledgor of the time and place of such sale or other disposition and such notice shall be deemed to have been given if such notice is telegraphed, cabled or mailed postage prepaid, sent by courier or telefaxed at least ten (10) days before the time of such sale or other disposition to each person entitled thereto at such person’s address or telefax number, as the case may be, as specified in Section 9 below. To the extent permitted by law, the Pledgee or any other holder of the Obligations may buy any or all of the Pledged Securities upon any public or private sale thereof. To the extent permitted by law, upon any such sale or sales, the Pledged Securities so purchased shall be held by the purchaser absolutely free from any claims or rights of whatsoever kind or nature, including any equity of redemption or any similar rights, all such equity of redemption and any similar rights being hereby expressly waived and released by the Pledgor to the extent permitted by applicable law. In the event any consent, approval or authorization of any governmental agency shall be necessary to effectuate any such sale or sales, the Pledgor shall execute, and hereby agrees to cause (to the extent within his control or power) the issuer of any Pledged Securities to execute, as necessary, all applications or other instruments as may be required; provided that the foregoing shall not obligate the Pledgor to cause the issuer to register the Pledged Securities under the Securities Act of 1933. After deducting all reasonable costs and expenses of collection, custody, sale or other disposition or delivery and all other charges due against the Pledged Securities, the residue of the proceeds of any such sale or other disposition shall be applied to the payment of the Obligations in the order of priorities as is determined at the time by the Pledgee, except as otherwise provided by law or directed by any court purporting to have jurisdiction thereof, and any surplus shall be returned to the Pledgor, except as otherwise provided by law or such court.
          6. Consents. Pledgors shall obtain all consents and take all action necessary in order to grant Pledgee a valid security interest in the Pledged Securities.

          7. Duties with Respect to Collateral. The Pledgee shall have no duty to the Pledgors or to any other Pledgee with respect to the Pledged Securities other than the duty to use reasonable care in the safe custody of any Pledged Securities in his possession.
          8. Modification. This Agreement may not be modified or amended without the prior written consent of the parties hereto.
          9. Notices. Except as otherwise provided in this Agreement, all notices and other communications hereunder shall be deemed to have been sufficiently given when mailed, postage prepaid by certified or registered mail, sent by courier, or telefaxed, return receipt or confirmation, in the case of telefax, requested and the sender shall have received back a return receipt or confirmation to:

To the Pledgee:	Joseph R. Doherty
c/o Nathanial Pulsifer
Pulsifer & Associates
29 North Main Street
P.O. Box 170
Ipswich, MA 01938-0170
Facsimile No.: (978) 356-4520

With a copy to:	Goodwin Procter LLP
Exchange Place
53 State Street
Boston, MA 02109
Attention: Susan L. Abbott, Esq.
Facsimile No.: (617) 523-1231

To the Pledgor:	John D. Doherty
572 Highland Street
South Hamilton, MA 01982

With a copy to:	Goodwin Procter LLP
Exchange Place
53 State Street
Boston, MA 02109
Attention: Susan L. Abbott, Esq.
Facsimile No.: (617) 523-1231
or at such other address or telefax number, as the case may be, as the party to whom such notice or demand is directed may have designated in writing to the other party hereto by notice as provided in this section.
          10. Rights. No course of dealing between the Pledgor and the Pledgee nor any delay in exercising, on the part of the Pledgee any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any rights, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
          11. Binding Effect, Etc. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, including any other holder or holders of any of the Obligations and may be executed in two or more counterparts, each of which shall together constitute one and the same agreement.
          12. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof.
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          IN WITNESS WHEREOF, intending to be legally bound. the Pledgor and the Pledgee have caused this Pledge Agreement to be executed as of the date first above written.

/s/ John D. Doherty
John D. Doherty

/s/ Joseph R. Doherty
Joseph R. Doherty

Witnessed:

/s/ Nathaniel Pulsifer 11/21/08
Nathaniel Pulsifer 29 North Main Street Ipswich, MA 01938

EXHIBIT A
List of Pledged Securities
27,560 shares of Central Bancorp, Inc.